Exhibit 99.1

OTCQX: SCHWZ | 1 OTCQX: SHWZ | The Premier Cannabis Company INVESTOR PRESENTATION May 17, 2021 A NEW GOLD STANDARD OTCQX: SHWZ

OTCQX: SCHWZ | 2 OTCQX: SHWZ | SAFE HARBOR OTCQX: SHWZ | 2 This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as “believes,” ”plan” “expects,” “anticipates,” “will,” “should,” ”positioned” and words of similar import . Examples of forward - looking statements include, among others, statements regarding Medicine Man Technologies, Inc . dba Schwazze (the “Company”) operations, financial performance, business or financial strategies, or achievements . Forward - looking statements are neither historical facts or assurances of future results of performance, Instead, they are based only on the Company’s current beliefs, expectations and assumption regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions . Because forward - looking statements related to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control . Actual outcomes and results and the Company’s financial performance and condition may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . Important factors that could cause actual results and financial conditions to differ materially from those indicated in the forward - looking statements include, among others, the following : The Company’s ability to finance any of its proposed acquisitions ; the Company’s ability to close on any of its proposed acquisitions ; the Company’s ability to successfully integrate and achieve synergies and its objectives with respect to any of its proposed acquisitions ; the Company’s ability to successfully execute its business, financial and growth strategies ; the Company’s ability to successfully identify future acquisition targets, expand into additional states, open new dispensaries, and offer new products, services and other offerings ; the U . S . federal government’s enforcement priorities regarding the cannabis industry ; changes in laws and regulations applicable to cannabis and the cannabis industry, including the classification of cannabis as a Schedule I controlled substance under the Controlled Substances Act and Section 208 E of the Internal Revenue Code of 1986 , as amended ; the demand of cannabis products . Any forward - looking statement in this presentation is based only on information currently available to the Company and speaks only as of the date of this presentation . The Company disclaims any obligation to update any forward - looking statement or to announce publicly the results of any revisions to any forward - looking statement to reflect future events or developments except as required by law . The unaudited preliminary pro forma results, projections and other financial information discussed in this presentation consists of estimates derived from the Company’s and the acquisitions targets’ internal books and records and are based on various assumptions that have been prepared and made by the Company’s management . Such financial information is subject to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time such financial information is finalized . Further, the assumptions used in developing such financial information are subject to significant uncertainties and contingencies and may not prove to be correct . Therefore, actual results may differ materially from such financial information and such financing information is subject to change .

OTCQX: SCHWZ | 3 OTCQX: SHWZ | OTCQX: SHWZ | 3 Our Strategic Vision Leading, Vertically Integrated Operator in our Markets Clear Acquisition & Growth Strategy Consciously Sourced Brands & Products Value Creation & Community Support for all Stakeholders Pronounced: SHHwahZZ A NEW GOLD STANDARD

OTCQX: SCHWZ | 4 OTCQX: SHWZ | VALUE PROPOSITION OTCQX: SHWZ | 4 The Premier Colorado Cannabis Company – Vertically Integrated ▪ A Growing Power - House – Generating Free Cash Flow – Revenue $ 125 M in 2021 * – Up 421 % y - o - y ▪ Colorado is just the beginning - 2 nd largest market in USA - $ 2 . 4 B in revenue – 26 % increase in 2020 ▪ Aggressive Acquisition & Growth Pipeline ▪ Positioned to apply operating systems to targeted states, markets ▪ Blueprint for growing & scaling retail, consumer branded Businesses ▪ Regulatory Tailwinds ▪ Premier Retail Position – 33 K sq ft & Growing ▪ Building a Nationally Recognized ”House” of Consciously Sourced Premier Distinguished Brands ▪ Retail, Brands, Distillate Manufacturing, Cultivation ▪ Best in Class Management Team – Proven Track Record – Access to Capital Markets OPERATIONAL EXCELLENCE Listening to the Customer Data - driven operational decisions Making a difference in our Communities * Provided May 13, 2021 – Revenue Range $110 - 125M

OTCQX: SCHWZ | 5 OTCQX: SHWZ | EXPERIENCE OTCQX: SHWZ | 5 Justin Dye, Chief Executive Officer and Chairman: 25+ years of experience in private equity, general management, operations, corporate finance and M&A. He led the growth of Albertsons from ~$10Bn to over ~$60Bn in sales with over 2,300 stores and 285,000 employees, creating one of the largest privately held companies in the U.S. Nancy Huber, Chief Financial Officer: Successful track record with 30+ years of experience managing public enterprises and overseeing multifunctional management. As CFO of Forward Foods, she oversaw improvements in revenue, margins and EBITDA. Nancy received her MBA from Kellogg School of Management. Jim Parco, SVP of Manufacturing: In 2014, Jim Parco founded Mesa Organics (Purplebee’s) which is the leading Colorado extractor and manufacturer of cannabis products. Prior to that, Jim served two decades of active duty in the Air Force and was a tenured full professor of economics and business for nine years at Colorado College. Jim holds his PhD from University of Arizona. Nirup Krishnamurthy , Chief Operating Officer: Dye Capital Partner carrying 25+ years of experience in innovation, technology, restructuring and M&A in Fortune 500 companies, holding executive roles at United Airlines, Northern Trust Bank and A&P Supermarkets. Nirup holds a PhD in Industrial Engineering from SUNY. Dan Pabon, General Counsel and Government Relations: Experienced former Colorado State Representative who was instrumental in the passing and writing of cannabis laws in Colorado. Dan has 15+ years of expertise in emerging regulatory systems, legal research and legislative relations. Todd Williams, Senior Advisor, Strategy: 24 years of consulting, strategy, asset valuation and M&A experience. In his most recent role at Albertsons, he managed the acquisition of over 1,600 operating grocery stores with ~$40Bn in sales and $10Bn in transaction value and was also responsible for divesting 168 stores with over $3Bn in sales. Julie Suntrup , VP Marketing & Merchandising: With 20+ years of regulatory and CPG experience, Julie has introduced and marketed brands across: cannabis, alcohol, functional beverage, food, retail, QSR, natural/personal care and pharma sectors. She has represented brands such as: LivWell Enlightened Health, CDPHE, Anheuser - Busch, Budweiser, Coca - Cola, Vitaminwater / Smartwater , QuikTrip, Electrolux, Kellogg, Colgate and Tom’s of Maine. Collin Lodge, VP Retail Operations: 10+ years experience in Retail Operations, M&A, and Integration from Albertsons Companies. As a skilled negotiator, Collin excels at expanding eCommerce, launching subscription services and last mile delivery, while establishing mutually beneficial strategic partnerships. POSITIONED FOR SUCCESS Experienced Management Team Cannabis Expertise with Fortune 500 Executives

OTCQX: SCHWZ | 6 OTCQX: SHWZ | EXPERIENCE OTCQX: SHWZ | 6 Pratap Mukharji, Board of Directors: Mr. Mukharji is a retired consultant working over 30 years in management consulting, the majority with Bain & Company leading its Supply Chain and Service Operations practices. With a concentration in Industrials and Retail, Mukharji has led strategy; M&A; transformation and turnaround; operations improvement; due diligence, omnichannel; and e - commerce efforts across multiple industries. Prior to Bain, he was at Kearney and Booz - Allen & Hamilton. Brian Ruden , Board of Directors: Since 2010, Brian Ruden has owned and operated cannabis businesses under the Star Buds brand. Under his leadership, Star Buds has become one of the most recognized and successful retail cannabis operations in North America. In 2014, Brian founded Star Buds Consulting which provides strategic advice to start - up cannabis operations. Jeff Garwood, Board of Directors: Jeff Garwood founded and is managing member of Liberation Capital, a private equity fund focused on providing modular, repeatable waste to value project finance. He is also the co - owner of Zysense , an entity providing high precision measurement instruments for research. Jeff previously held senior leadership positions with General Electric, Garrett Aviation, and McKinsey and Company. Salim Wahdan, Board of Directors: Salim Wahdan has close to two decades of entrepreneurial experience owning and operating retail businesses. Most recently, he was a partner and operator of Star Buds in Adams, Louisville, and Westminster, several of the Star Buds’ branded dispensaries the Company purchased between December 2020 and March 2021. Mr. Wahdan was instrumental in the early growth of the Star Buds franchise. Previous to his time in the cannabis industry, he owned and operated various retail concepts in Colorado. Jeff Cozad, Board of Directors: Jeff Cozad is the co - founder of CRW Cann Holdings, LLC – a special purpose vehicle created to support Schwazze’s vision of becoming the dominant, vertically integrated player in the Colorado cannabis market. He is also the Managing Partner of his family office, Cozad Investments, LP, which has completed more than 20 investments across a disparate set of industries over the past 13 years. Mr. Cozad holds an MBA from The University of Chicago Booth School of Business and received a BA in Economics and Management from DePauw University, where he serves on the Board of Trustees and is Chairman of the University Endowment Fund Investment Committee. POSITIONED FOR SUCCESS Experienced Management Team Cannabis Expertise with Fortune 500 Executives

OVERVIEW

SUMMARY

- Est.2014 - Denver, CO – consulting, nutrients, supplies
  - *Led lobby efforts for 2019 legislation allowing out of state investors*
  - *Backed by Dye Capital*
- Acquired Purplebee's/Mesa Organics – April 2020
- Concluded Star Bud Acquisition – March 2021
- Highly experienced management team – Fortune 500 backgrounds & Cannabis expertise
- Aggressive growth strategy – Optimized Operating System generating cost synergies & significant revenues

OUR NUMBERS COUNT

17 Dispensaries	1 Cultivation Site	1 Manufacturing Campus
33K Retail Sq. Ft.	4K Sq ft Cultivation	7K Sq Ft Manufacturing
$4.0 MM Avg. Revenue by Dispensary	~ 500 lbs per year	6 Brands


From Seed to Sale

Schwazze OTCQX: SHWZ | 7

OTCQX: SCHWZ | 8 OTCQX: SHWZ | INVESTOR SNAPSHOT OTCQX: SHWZ | 8 Capital Structure – March 31, 2021 – Q1 2021 Closing Share Price (May 14, 2021) $2.43 Issued & Outstanding Shares 42.3M Issued & Outstanding Pref. 87.2K Fully Diluted * 120 .0M Market Capitalization $291.6M Enterprise Value $322.8 M Adjust EBITDA $5.8 M Key Metrics Operating Cash Flow $1.7M Free Cash Flow $ 1.1 M Treasury $23.0M LT Debt $54.3M Analyst Coverage Noble Capital Joe Gome s Key Events Purplebee’s / Mesa Organics Acquisition April 2020 Star Bud Acquisition Completed March 2021 Schwazze Biosciences Division May 2021 Building a House of Distinguished, Consciously Sourced Brands * Based on share price & vesting dates of options & warrants Year Hi $3.25 | Lo $1.05

OTCQX: SCHWZ | 9 OTCQX: SHWZ | FINANCIAL REVIEW OTCQX: SHWZ | 9 Building a House of Distinguished, Consciously Sourced Brands - 50 100 150 200 250 300 2019 2020 2021 Proforma Estimated Revenue ($000’s) MMT Base Revenue Range Added M&A growth - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2019 2020 2021 Proforma Revenue ($000's) - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2019 2020 2021 Proforma Adjusted EBITDA ($000's)

OTCQX: SCHWZ | 10 OTCQX: SHWZ | Q1 – PERFORMANCE OTCQX: SHWZ | 10 Building a House of Distinguished, Consciously Sourced Brands SELECTED HIGHLIGHTS Revenue up 504% EBITDA 30% of Revenue Revenues Q1 2021 % of Revenue Q1 2020 % of Revenue Retail $11.8 61.1% -- 0.0% Wholesale $7.4 38.3% $2.5 78.1% Other $0.1 0.5% $0.7 21.9% Total Revenue $19.3 $3.2 COGS* $9.9 51.1% 2.1 65.6% Gross Profit $9.4 48.9% 1.1 34.4% Adjusted EBITDA $5.8 30.1% N/A *adjusted for $2.2M in purchase accounting

OTCQX: SCHWZ | 11 OTCQX: SHWZ | Q1 RETAIL STATS OUR NUMBERS COUNT WHAT’S UP? RETAIL SALES 38%** BASKET SIZE 19.5% CUSTOMER VISITS 15.8% COLORADO Y - o - Y SALES 25%* SCHWAZZE OUTPERFORMED BY 13% * BDS Analytics **does not include Mesa Organics

ACQUISITION - REVENUE

EXPANSIVE POST-CONSOLIDATION FOOTPRINT

STAR BUDS ACQUISITION

- Closed December 2020 – 1st of 6 of 13 Star Buds Colorado retail locations
- Closed February - March 2021 – remaining 7 of 13 Star Buds retail locations & one cultivation
- Dispensaries: Denver, Commerce City, Longmont, Niwot, Pueblo, Pueblo West, Aurora, Westminster, Commerce City, & Louisville
- Total consideration approximately $118.6 M
  - *$44.9 M in cash*
  - *$44.2 M in a seller's note*
  - *$29.5 M in Preferred Stock ($1,000/sh)*

STAR BUDS CONSOLIDATED REVENUE GENERATION

- 2019 Revenue: ~ $50M with strong EBITDA margin
- 2020 Revenue: Expected $70M with EBITDA ~40% of revenue

FUTURE ACQUISITIONS

- Focused on adding Colorado acquisitions in all areas to expand our retail footprint, product brands and cultivation capabilities
- Additional States, leading vertically integrated company in our markets

Schwazze
OTCQX: SHWZ | 12

OTCQX: SCHWZ | 13 OTCQX: SHWZ | CASE STUDIES M&A INTEGRATION & SYNERGY REALIZATION Implementation of a Synergy Realization Office – “SRO” 13 Mesa Organics – Retail Impact PRODUCT MARGIN Acquisition Star Buds – Retail Impact PRODUCT MARGIN Purplebee’s – Manufacturing Impact MONTHLY BULK OUTPUT ▪ Strong contributions to growth & efficiencies ▪ Program management, data science & KPI dashboards monitoring M&A revenue & cost synergies ▪ P&L track & manages synergy implementation, ensuring independent validation & contingency management ▪ Cross functional working team: FP&A, Operations (Retail, MIP & Grow) & IT, providing monthly & quarterly updates

OTCQX: SCHWZ | 14 OTCQX: SHWZ | CONSCIOUSLY SOURCED What Consciously Sourced Means to Schwazze ▪ We understand our Products ▪ Produced in North America, our products are crafted by well - trained, fairly compensated team members, who have opportunities to grow with the Company as the Company succeeds ▪ Care & Premium Quality Control Standards for all products ▪ Craftsmanship – we employ the best people to produce distinguished brands & products ▪ Sustainability – Employee & community programs to benefit all stakeholders Operational Excellence ▪ We listen to our customers’ needs & wants ▪ We make intelligent data - driven operational decisions ▪ We thrive in a team - oriented culture ▪ We understand that diversity & engagement makes a better & enriched Company ▪ We are dedicated to making a difference in the communities & neighborhoods in which we operate & serve 14 OTCQX: SHWZ | Building a House of Distinguished, Consciously Sourced Brands

OTCQX: SCHWZ | 15 OTCQX: SHWZ | OTCQX: SHWZ | 15 The Premier Cannabis Company OUR BRANDS PRESENT & FUTURE Pronounced: SHHwahZZ A NEW GOLD STANDARD

OTCQX: SCHWZ | 16 OTCQX: SHWZ | VERTICAL INTEGRATION OTCQX: SHWZ | 16 Building a House of Distinguished, Consciously Sourced Brands RETAIL 17 DISPENSARIES Customer Focused Retail Strategy Supported by Variety of Banners. Strong Local Ties & Tailored Merchandising MANUFACTURING 1 CAMPUS Brand Building Expertise Combined with State - of - the - Art Capabilities. Provides Opportunity for Wholesale & Private Label Growth CULTIVATION 1 SITE Recognized Potent, High - Yielding Cannabis. Flower Consumption or Infused Products R&D SCHWAZZE BIOSCIENCES Committed to Pursuing an Aggressive Program of Basic & Applied Research Focused on Bringing Consumers & Pets the Most Beneficial Properties of the Cannabis Plant. .

OUR HOUSE

Building a House of Distinguished, Consciously Sourced Brands

ROLLING OUT A SUCCESSFUL VERTICAL INTEGRATION FORMULA FOR GROWTH & SUCCESS TO OTHER STATES & MARKETS

Mesa Organics / Star Buds	Purplebee's	Medicine Man Technologies	Success Nutrients		The Big Tomato
Acquired 2020-2021 17 Recreational Dispensaries - 33,000 sq ft. retail space	Acquired 2020 CO's leading pure CO2, ethanol extractor & manufacturer. Produces edibles for leading Colorado companies & high-quality vape cartridges & syringes	Established 2014 Comprehensive consulting & operational support in an ever-changing regulated market-place	Nine-part formulation line of nutrients for soil & hydroponics. Designed by growers for growers - improving yields & maximize returns	Ground-breaking shift in cultivation methods for craft growers & large-scale cultivators developed by renowned cultivator Josh Haupt	Established 2001 Colorado's best source for hydroponics, indoor gardening & commercial grower supplies. Superior products & cultivation knowledge
RETAIL	MANU-FACTURING	CONSULTING	CULTIVATION	CULTIVATION	RETAIL/ CULTIVATION

Schwazze

OTCQX: SHWZ | 17

OTCQX: SCHWZ | 18 OTCQX: SHWZ | BRANDS OFFERED 17 Dispensaries OTCQX: SHWZ | 18 OUR CUSTOMERS Building a House of Distinguished, Consciously Sourced Brands

OTCQX: SCHWZ | 19 OTCQX: SHWZ | OMNICHANNEL OTCQX: SHWZ | 19 Interactive Digital Experiences Tasting Lounge Consumption & Event Venue Premium Experiential Branding eCommerce Concierge (click & collect, subscription) Store Within A Store Concepts Building a House of Distinguished, Consciously Sourced Brands

A NEW ERA

Building a House of Distinguished, Consciously Sourced Brands

BECOMING A MAINSTREAM STAPLE

"…celebrities and athletes are no longer just partaking, they are making cannabis their business…" CannaCon

INVESTED NOTABLES:

- Beau Wrigley, Parallel (Ceres)
  Wrigley Family
- Ben Kovler, GTI, Jim Beam
- Constellation Brands, Canopy
- Altria, Cronos
- Charles Koch, Investor
- Jay-Z, Monogram
- Martha Stewart, Stewart Brands

- Francis Ford Coppola, Director
- Tiki Barber, NFL
- Kevin Durant, NBA
- Brett Favre, NFL
- Magic Johnson, NBA
- John Legend, EGOT
- Joe Montana, NFL
- Eugene Monroe, NFL
- John Salley, NBA

Schwazze
OTCQX: SHWZ | 20

OTCQX: SCHWZ | 21 OTCQX: SHWZ | OUTLOOK OTCQX: SHWZ | 21 POISED TO SURPASS MANY PROMINENT U.S. INDUSTRIES (2) HIGHLIGHTS ▪ 1 st state to legalize recreational cannabis, attractive geography to build platform , opportunity to acquire sophisticated, profitable co’s that weathered early boom & bust cycle ▪ 2 nd largest US cannabis market - continues to grow : ▪ $ 2 . 4 B – 26 % increase in 2020 , projected to double to $ 29 . 8 Bn (1) in 2023 ▪ ~ 460 dispensaries owned by SSO’s (single state operators) ▪ Not Limited License State – Most jurisdictions limit number of local licenses, “ green zone” where dispensaries can operate ▪ 15 states have legalized recreational cannabis, 36 - legalized medical cannabis, 48 - legalized low THC ▪ Experts – government will eventually ease restrictions on states’ rights to legalize cannabis, including clarification on state legislation, banking regulations, federal legalization $ 5.9Bn $12.1Bn $ 17.0Bn $ 35.4Bn $ 48.8Bn $ 52.5Bn $ 75.0Bn $ 90.5Bn $ 114.2Bn 2019 E-Cirarette Sales 2019 Legal Cannabis Market Size 2018 Firearms & Amunition Sales 2019 Video Game Sales 2019 Wine Sales 2019 Organic Food Sales 2030E Legal Cannabis Market Size 2019 Cigarette Sales 2019 Beer Sales CANNABIS FUNDAMENTALLY ATTRACTIVE MARKET (1) BDS Analytics (2) Brewers Association, Statista, Wall Street research, Organic Trade Association, Entertainment Software Association, IBIS Worl d

OTCQX: SCHWZ | 22 OTCQX: SHWZ | OUTLOOK OTCQX: SHWZ | 22 U.S. CANNABIS REVENUES ESTIMATED TO NEARLY DOUBLE BY 2023 (1) (1) BDS Analytics (2) Brewers Association, Statista, Wall Street research, Organic Trade Association, Entertainment Software Association, IBIS Worl d CANNABIS FUNDAMENTALLY ATTRACTIVE MARKET State 2020A 202 1 E 202 2 E 202 3 E CA $ 3 . 5 Bn $ 4 . 1 Bn $ 4 . 8 n $ 5 . 3 Bn CO 2 . 2 Bn 2. 5 Bn 2. 6 Bn 2. 6 Bn FL 969 MM 1. 5 Bn 1. 8 Bn 2.2 Bn AZ 1.0Bn 1.5Bn 1.6Bn 1.6Bn MI 985 MM 1.2Bn 1.3Bn 1.4Bn Other 8.9Bn 11.0Bn 13.7Bn 16.7Bn Total $ 17.6 Bn $ 21.7 Bn $ 25 . 7 Bn $ 29 . 8 Bn Recreational Medical Ballot passed, legal challenges remain Voted for medical Illegal CANNABIS (THC) LEGALIZATION MOMENTUM CONTINUES TO EXPAND

OTCQX: SCHWZ | 23 OTCQX: SHWZ | GROWTH PLATFORM OTCQX: SHWZ | 23 EXPANSIVE POST - CONSOLIDATION FOOTPRINT RETAIL DISPENSARY LICENSES (2) COMPANY # OF SITES % OF TOTAL SHWZ Pro Forma 17 3% Other Top 10 Players 118 22% Other Retail Operators 468 78% Total 603 100% Ripe for Rollup: 468 retail dispensary licenses ( 78 % marketplace) available outside of top 10 operators FY’20 PRODUCT CATEGORIES ($ & UNITS IN 000S) (1) CATEGORY RETAIL $ SOLD TOP 10 BRANDS % OF $ Y - O - Y $ GROWTH Flower $995,851 N/A 38% Dabbable Concentrates 343,461 33% 22% Vapes 316,070 48% 6% Edibles 313,554 67% 22% Topicals 22,070 91% (22%) Sublinguals 19,978 76% (21%) Other 187,303 N/A 38% Focused on adding Colorado acquisitions in all areas to expand retail footprint, product brands & cultivation capabilities Established Specific Opportunities Colorado

OTCQX: SCHWZ | 24 OTCQX: SHWZ | ▪ CAPTURE NEW STORES, NEW GEOGRAPHIES ▪ MERCHANDISING ▪ OPERATIONS : IMPROVE OVERALL MANAGEMENT, STAFF, CUSTOMER FIRST ▪ OMNICHANNEL OFFERINGS ▪ E COMMERCE GROWTH PLAYBOOK TRANSFERABLE BUSINESS MODEL MULTISTATE EXPANSION & ROLL - OUT RETAIL WHOLESALE SERVICES 24 ▪ LEVERAGE BEST PRACTICES ▪ SIMPLIFY VENDOR MANAGEMENT RE : DISPENSARIES ▪ INTRODUCE NEW PRODUCTS ▪ INCREASE CAPACITIES ▪ NEW CHANNELS ▪ NEW STATES ▪ NEW OFFERINGS OUR NEXT STEPS

OTCQX: SCHWZ | 25 OTCQX: SHWZ | SUCCESS STRATEGY OTCQX: SHWZ | 25 World - Class Leadership Best - in - Class Operating System Consciously Sourced Retail First Model in Select States with Differentiated Position Most Admired Cannabis Company Investor Relations Capital Formation Analyst Coverage Regulatory Tailwinds Increased Enterprise Valuation Growth by Design New Markets M&A Excellence Synergy Realization Office SUCCESSFUL BUSINESS MODEL PREMIER HOUSE OF BRANDS CAPITAL & VALUE CREATION GROWTH BLUEPRINT OPERATIONAL EXCELLENCE Building a House of Distinguished, Consciously Sourced Brands

OTCQX: SCHWZ | 26 OTCQX: SHWZ | THE INVESTMENT OTCQX: SHWZ | 26 Building a House of Distinguished, Consciously Sourced Brands Unique Cannabis Space Growth Opportunity Positioned for National Success in a Hypergrowth Industry Aggressive Acquisition & Growth Pipeline Leadership – Best - in - Class Operations Techniques with Access to Capital Building a ”House” of Premier Brands Retail, Brands, Manufacturing, Cultivation Operational Excellence Drives Performance

OTCQX: SCHWZ | 27 OTCQX: SHWZ | NEXT STEPS OTCQX: SHWZ | 27 “We are committed to unlocking the full potential of the cannabis plant to improve the human condition.” Justin Dye Chief Executive Officer Information Contact Joanne Jobin, Investor Relations T 647 964 0292 E ir@Schwazze.com W Schwazze.com Corporate Head Office Schwazze 480 Havana St., Ste 201 Denver, CO 80239 T ### - ## - ####